Exhibit 10.37

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”), dated as of December 31, 2008 (the “Effective Date”), is entered into by and between Hyatt Corporation, a Delaware corporation (“Licensor”), and CC-Development Group, Inc., a Delaware corporation (“Licensee”). Each of Licensor and Licensee are sometimes referred to herein, individually, as a “Party” and, collectively as the “Parties.”

RECITALS

WHEREAS, pursuant to a Purchase Agreement dated as of December 31, 2008 (the “Purchase Agreement”), among Classic Residence Management Limited Partnership (“CRM LP”), H Mark, L.L.C. (“H Mark”) and IHE, INC. (“IHE”) (collectively, the “Buyers”), CRM LP (i) assigned to the Buyers all of its right, title and interest in and to the trademark and service mark CLASSIC RESIDENCE BY HYATT, including any portrayal, logo, representation or depiction thereof, the registrations thereof with the United States Patent and Trademark Office (U.S. Reg. Nos. 1,536,978 & 2,934,976), and all common law rights with respect thereto, the goodwill associated therewith and all rights to sue and recover for past, present and future infringement thereof (collectively referred to herein as the “CRbH Mark”) and (ii) agreed to cease and desist use of the domain name “classichyatt.com”, “classichyatt.org”, “hyattclassic.com” and “hyattclassic.org” (the “Domain Names”), other than pursuant to this Agreement, which Domain Names are currently registered to Classic Residence by Hyatt, a d/b/a used by CRM LP;

WHEREAS, (i) members of H Mark and (ii) IHE and its subsidiaries are holders of at least 90% of the issued and outstanding common stock of Global Hyatt Corporation, a Delaware corporation (“GHC”);

WHEREAS, immediately following the closing of the transactions contemplated by the Purchase Agreement, (i) the members of H Mark contributed their interests in H Mark to GHC, (ii) IHE contributed its ownership interest in the CRbH Mark to GHC, and (iii) GHC contributed all of its right, title and interest in and to the interests in H Mark and the CRbH Mark to Licensor, a wholly owned subsidiary of GHC;

WHEREAS, Licensor is now the owner of all right, title and interest in and to the CRbH Mark;

WHEREAS, prior to the closing of the transactions contemplated by the Purchase Agreement, Licensee and its Subsidiaries (the “Classic Companies”) rendered services to the general public using the CRbH Mark;

WHEREAS, pursuant to the Purchase Agreement, the Buyers agreed that they would or would cause the applicable direct or indirect assignee of Buyers’ right, title and interest in and to the CRbH Mark to grant a limited license to Licensee to permit the Classic Companies to continue use of the CRbH Mark and the Domain Names (i) for a transition period during which the Classic Companies, subject to the continued use described in clauses (i) and (ii) below, either (A) will re-brand the Business (as defined below) and cease their use of the CRbH Mark and the Domain Names or (B) cease the use of the CRbH Mark and the Domain Names upon the occurrence of a Change of Control (as defined below), (ii) to the extent necessary to permit the Classic Companies to comply with pre-existing contractual obligations to third parties and (iii) as required by applicable laws, regulations or governmental authorities; and

WHEREAS, Licensor is willing to provide a limited license to Classic subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

In addition to the other terms defined elsewhere in this Agreement, the following terms shall have the following meanings when used in this Agreement:

1.1 “Business” means the business of the Classic Companies conducted as of Effective Date, and as may thereafter be conducted of (i) providing Congregate Residential Services and (ii) leasing, managing, marketing, operating and owning Congregate Residential Facilities.

1.2 “Change of Control” means the occurrence of any of the following events:

(i) any person or persons acting together which would constitute a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than any holders of the securities of Licensee (and their Affiliates) immediately prior to the relevant measurement date, acquires or beneficially owns, directly or indirectly, securities representing more than fifty percent (50%) of the total combined voting power of Licensee. The term “Affiliate” means any partnership, corporation, firm, joint venture, association, trust, unincorporated organization or other entity that, directly or indirectly, through one or more intermediaries, is controlled by trustees of the trusts (in their capacity as trustees) which own at least a majority of securities of Licensee as of January 1, 2009;

(ii) the consummation of a merger or consolidation of Licensee (a) in which Licensee is not the continuing or surviving entity (other than a consolidation or merger with a wholly-owned subsidiary of Licensee or an Affiliate in which all outstanding shares of common stock of Licensee (the “Common Stock”) immediately prior to the effectiveness thereof are changed into or exchanged for all or substantially all of the common stock of the surviving entity) or (2) pursuant to which, even though Licensee is the continuing or surviving entity, the outstanding shares of Common Stock are converted into cash, securities or other property; or

(iii) the consummation of the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of Licensee.

1.3 “Congregate Residential Facilities” means assisted living, independent living, retirement and nursing residential, or any combination of the foregoing, facilities and related improvements, fixtures, furnishings and equipment, which facilities are leased, managed, marketed, operated or owned by any one of the Classic Companies and are primarily intended for the use and occupancy by individuals who are 62 years of age or older, whether such facilities are rental, life care, condominium, or other form of senior living communities.

1.4 “Congregate Residential Services” means services to residents of Congregate Residential Facilities now or hereafter provided by any of the Classic Companies.

1.5 “Controlling”, “controlled”, “controlled by”, “control” and “under common control with” mean the ability, by ownership of voting securities or otherwise, directly or indirectly, through one or more intermediaries, to direct the managerial and operating policies of any Person.

1.6 “First Class Standard” means (i) with respect to the Congregate Residential Facilities, a standard of quality of maintenance, construction, furnishing, finishing and equipping substantially commensurate with or better than the standard as of the Effective Date found in the Congregate Residential Facilities operated by any of the Classic Companies and offering to the residents thereof services comparable to the Congregate Residential Services and (ii) with respect to Congregate Residential Services and other operations of the Congregate Residential Facilities, a standard of quality commensurate with or better than the standard of operation and services as of the Effective Date found in the Congregate Residential Facilities operated by any of the Classic Companies, subject in the case of clauses (i) and (ii), during the Transition Period, to reasonable adjustments, approved as a policy matter by the Board of Directors of Licensee, designed to address market and economic conditions that impact the Business.

1.7 “Person” means an individual, corporation, partnership, joint venture, limited liability company or limited liability partnership, association, trust, estate or other fiduciary, any other legal entity, and any government or governmental entity.

1.8 “Subsidiary” means (i) with respect to any Person (the “Parent”), any other Person which the Parent controls, directly or indirectly, whether through the ownership of securities or otherwise or (ii) entities in which Licensee and/or any of the entities in clause (i) of this Section 1.8 has an investment and which is managed by Licensee or any of the entities in clause (i) of this Section 1.8 using the CRbH Mark licensed under Section 2.1 hereof.

1.9 “Term” has the meaning set forth in Section 5.1 hereof.

1.10 “Territory” means within the United States.

1.11 “United States” means the United States of America, its territories and possessions.

ARTICLE II.

LICENSE GRANT

2.1 License Grant for CRbH Mark.

(a) Subject to the terms of this Agreement, Licensor hereby grants to Licensee a limited, non-exclusive right during the Term to use, or permit its Subsidiaries to use the CRbH Mark within the Territory only in connection with the conduct of the Business, including promotions and advertising associated with the Business and business cards, stationery, brochures and other literature, internal and external signage, containers, labels, packaging and materials used in connection with the conduct of the Business; provided, however, such use is limited to and only permitted: (i) for a transition period beginning on the Effective Date and ending upon the earlier to occur of (A) December 31, 2010 and (B) the consummation of a Change of Control (the “Transition Period”) for the purposes described in Section 2.3(a) below, (ii) during and after the Transition Period, to the extent necessary to permit each of the Classic Companies to comply with its contractual obligations to third parties in effect on the Effective Date and (iii) during and after the Transition Period, to permit each of the Classic Companies to comply with applicable laws or regulations or with any license or permit issued by any governmental authority in connection with the Business (the usage described in the immediately preceding clauses (ii) and (iii) are referred to herein as “Mandatory Usage”).

(b) The limited license granted pursuant to this Section 2.1 shall automatically terminate with respect to any Mandatory Usage to the extent it is no longer required to permit the Classic Companies to comply with the conditions that give rise to such Mandatory Usage.

(c) In the event of termination of the Transition Period due to a Change of Control, the Licensor will use reasonable efforts to agree with Licensee on terms of limited, continued use of the CRbH Mark for a wind down period not to exceed 30 days following the consummation of the Change of Control; provided that no such continued use shall be permitted absent a written agreement executed by the Parties on terms satisfactory to Licensor in its reasonable discretion.

2.2 License Grant for Domain Names. Subject to the terms of this Agreement, Licensor hereby grants the Licensee an exclusive license to use the Domain Names for the purpose of operating one or more websites in connection with the Business; provided, however, such use is limited to and only permitted for the Transition Period, and with the prior written consent of Licensor (which consent shall not be unreasonably withheld) to support Mandatory Usage of the CRbH Mark for a period not to exceed 90 days following the end of the Transition Period. Licensee shall not transfer, lease or pledge the Domain Names to any third party, nor shall the Licensee sublicense the Domain Names. During the Transition Period, Licensor and Licensee will use commercially reasonable efforts to cooperate in formulating and implementing a plan to redirect internet traffic from one or more of the Domain Names to another domain name established by Licensee in connection with the Business.

2.3 Obligations of Licensee to Cease Use of the CRbH Mark and the Domain Names. Licensee shall (a) cause the Classic Companies to cease their individual and collective use of the CRbH Mark and the Domain Names and re-brand the Business by the end of the Transition Period, subject, in the case of the CRbH Mark to Mandatory Usage and (b) with respect to the CRbH Mark use commercially reasonable efforts to eliminate all Mandatory Usage by the Classic Companies as soon as practicable.

2.4 Rights and Obligations of Subsidiaries. The Parties agree that the Subsidiaries shall not receive nor be deemed to receive any direct rights under this Agreement, but that Licensee may make such rights to use the CRbH Mark and the Domain Names it receives under this Agreement available to such Subsidiaries; provided, that, Licensee shall be responsible for ensuring compliance by the Subsidiaries with the obligations of Licensee hereunder, and Licensee shall be liable to Licensor for any breach by any Subsidiary of such obligations.

2.5 Reservation of Rights. Subject to Section 6.1(b) below, Licensor expressly reserves to itself all rights in, to and with respect to the CRbH Mark and the Domain Names to the extent not expressly granted to Licensee hereunder.

ARTICLE III.

USE OF THE CRbH MARK AND DOMAIN NAMES BY LICENSEE

3.1 First Class Standard. Licensee shall conduct the Business in a manner that is at least commensurate with the First Class Standard. Following the Transition Period, Licensor may, in its discretion, make reasonable modifications to the First Class Standard; provided, that any deviations from such First Class Standard (as so modified) as are being practiced by Licensee as of the date of such modification, but which were in compliance with the First Class Standard in effect immediately prior to such modification, shall be deemed approved.

3.2 Compliance with Trademark Usage Guidelines. Subject to the last sentence of this Section 3.2, Licensee’s use of the CRbH Mark will comply at all times and in all material respects with Licensee’s trademark usage guidelines attached hereto as Exhibit 3.2 (the “Guidelines”), which Guidelines are in effect as of the Effective Date. Following the Transition Period, Licensor reserves the right to direct Licensee to conform to such further quality standards as may be reasonably set by Licensor and reserves all rights of review, approval and inspection which are necessary to achieve this result. Any deviations from the Guidelines shall require the prior written approval of Licensor;

provided that such deviations as are being used at the Congregate Residential Facilities where such use constitutes Mandatory Usage as of the Effective Date (“Existing Variations”), shall be deemed approved; provided, further that at such time as the programs including such Existing Variations are terminated, such approval shall also be terminated with respect to such Existing Variation(s).

3.3 Affixation of Notice of Trademark Protection and Acknowledgement. Licensee agrees to use its commercially reasonable efforts to affix to any advertising, promotional, display or other material which uses, incorporates or displays the CRbH Mark the appropriate notice of trademark protection as may be requested by Licensor (e.g., “TM”, “SM” or “®”) and, following the Transition Period, an acknowledgement that the CRbH Mark is the property of Licensor; provided that during the Transition Period, the Classic Companies may continue to use any materials produced in the ordinary course of business consistent with past practices prior to the Effective Date.

3.4 Right to Receive Samples. Upon Licensor’s reasonable request, Licensee shall, at its expense, provide Licensor with representative samples of signage, advertising, marketing and promotional materials and all other written or broadcast materials distributed or being developed for distribution in connection with the Business for Licensor’s review of Licensee’s compliance with its obligations hereunder.

3.5 Right of Inspection. Upon Licensor’s request, Licensee shall permit Licensor and/or Licensor’s representatives to enter into and inspect during normal business hours and upon reasonable notice, any properties affiliated with the Business for purposes of evaluating Licensee’s compliance with this Agreement.

3.6 Further Limitations.

(a) Licensee shall not and shall cause each of its Subsidiaries not to (i) do or cause any act or thing which may in any way contest or impair any part of Licensor’s right in and to the CRbH Mark or the Domain Names; (ii) file any applications for registration of the CRbH Mark, any similar terms, or any terms embodying in whole or in part the CRbH Mark, in the United States Patent and Trademark Office, any state or foreign country; (iii) adopt or use, without Licensor’s prior written consent, any word or mark which is similar to or likely to be confused with the CRbH Mark (other than use of the words “Classic” and/or “Residence” which do not include the word “Hyatt”) or “Hyatt”, or (iv) file any applications for registration of the Domain Names, or any similar domain names.

(b) Licensee shall not, and shall not permit any of its Subsidiaries to, in any manner represent that it has any ownership of the CRbH Mark (or any registration thereof) or the Domain Names (or registration thereof), except to the extent that such representations were included in print material generated before the Effective Date.

(c) Any and all goodwill arising from the Classic Companies’ use of the CRbH Mark shall inure solely to the benefit of Licensor, and neither during nor after the termination of this Agreement and the license granted hereunder shall any of the Classic Companies assert any claim to the CRbH Mark or such goodwill. Licensee shall not, and shall cause each of its Subsidiaries not to, take any action that would reasonably be expected to be detrimental to the goodwill associated with the CRbH Mark or with Licensor or any of Licensor’s subsidiaries; provided that, during the Transition Period, actions required or permitted under this Agreement to be taken by Licensee to discharge its obligations under this Agreement shall be deemed not to violate this covenant.

3.7 Creation of New Marks. Should Licensee or its Subsidiaries, contractors or vendors develop new marks, slogans or designs which incorporate the CRbH Mark in any manner, such new marks, slogans or designs shall be the property of Licensor, are hereby assigned to Licensor without the requirement of any further action, and shall be deemed included in the license to Licensee as provided in this Agreement only with the prior written consent of Licensor, which consent may be withheld by Licensor in its sole discretion. Licensee agrees to execute, and to cause its Subsidiaries to execute, such other and further documents to evidence Licensor’s rights under this section.

ARTICLE IV.

CONSIDERATION

4.1 Consideration. The consideration for the grant by Licensor of the license pursuant to Section 2.1 above was taken into account in determining the purchase price paid to CRM LP under the Purchase Agreement and as a result, Licensee shall have no payment obligations to Licensor for the grant of the license under this Agreement; provided, however, Licensee will continue to be obligated for any damages arising from or relating to any breach that it or its Subsidiaries have committed under this Agreement.

ARTICLE V.

TERM AND TERMINATION

5.1 Term. Subject to earlier termination pursuant to Section 5.2 or 5.3 below, this Agreement shall be effective on the Effective Date and shall remain in effect until the later of: (a) the last day of the Transition Period and (b) with respect to the CRbH Mark only, the date on which there is no further need for Mandatory Usage of the CRbH Mark by any of the Classic Companies.

5.2 Termination by Licensee. Licensee may terminate this Agreement at any time upon no less than thirty (30) days’ prior written notice to Licensor.

5.3 Termination by Licensor. Licensor may terminate this Agreement (other than with respect to Mandatory Usage subject to Section 5.6) if an arbitrator at any time determines pursuant to Article VIII that one or more of the Classic Companies has breached any material provision of this Agreement and failed to cure any such breach within 20 days following written notice of such breach from Licensor to Licensee.

5.4 Consequences of Termination.

(a) Upon termination of this Agreement, all rights granted to Licensee hereunder shall automatically terminate and revert to Licensor (other than with respect to Mandatory Usage subject to Section 5.6). The Classic Companies shall cease all use of the CRbH Mark and the Domain Names, including the prompt removal of the CRbH Mark from all facilities, buildings, signage, and promotional material.

(b) Without in any way limiting the generality of the foregoing, upon the termination of this Agreement, all interior and exterior signs and graphics bearing the CRbH Mark shall be promptly removed from the premises, or otherwise covered or obliterated so as not to be visible to the public, all at Licensee’s expense.

(c) Under no circumstances shall Licensee, its Subsidiaries or any Person acting directly or indirectly on behalf of Licensee or its Subsidiaries, at any time, directly or indirectly, hold itself out to the public (or otherwise) as being associated with the Licensor.

5.5 Survival of Certain Provisions. The provisions of Sections 5.5, 5.6, 7.1, and 7.2, Articles VIII and IX and, in the event of termination pursuant to Section 5.3, such provisions as are necessary to permit Mandatory Usage shall survive termination of all or any portion of this Agreement.

5.6. Post Termination Mandatory Usage. In the event that this Agreement is terminated by the Licensor pursuant to Section 5.3 and there remains a need for continuation of a limited license for Mandatory Usage, Licensee shall be required to compensate Licensor for such Mandatory Usage at the then prevailing market rate (which may include upfront fees, license fees and royalties) as agreed in writing by the Parties, or failing such written agreement within 30 days of termination of this Agreement pursuant to Section 5.3, as determined by the arbitrator pursuant to Article VIII hereof. In the event that Licensee fails to make the payments required pursuant to this Section 5.6 on a timely basis and fails to cure any such breach within 10 days following written notice of such breach from Licensor to Licensee, Licensor may terminate the Mandatory Usage.

ARTICLE VI.

REPRESENTATIONS, WARRANTIES AND COVENANTS

6.1 Licensor Warranties and Covenants.

(a) Licensor represents and warrants to Licensee that (i) Licensor has the legal right to grant to Licensee the license to use the CRbH Mark and the Domain Names as set forth herein; (ii) it has no knowledge or notice of any actions pending or threatened which impair Licensor’s right to grant the rights licensed under this Agreement; and (iii) the rights licensed hereunder do not violate any obligations of Licensor to any third parties.

(b) Licensor agrees that for a period beginning on the Effective Date and ending on the 5th anniversary of the Effective Date, none of GHC or any of its subsidiaries will use, license, franchise or permit others to use the CRbH Mark in a business that competes directly with the Business as conducted on the Effective Date.

6.2 Licensee Warranties and Covenants.

(a) Licensee warrants and covenants for the benefit of Licensor that the activities of Licensee and its Subsidiaries undertaken pursuant to this Agreement shall comply in all material respects with all laws, rules and regulations of the United States and any other applicable jurisdiction, as such may be amended and in force from time to time.

(b) Licensee warrants and covenants for the benefit of Licensor and its subsidiaries that Licensee will conduct the Business in a manner that will not harm the corporate image, business or reputation of Licensor; provided that, during the Transition Period, actions required or permitted under this Agreement to be taken by Licensee to discharge its obligations under this Agreement shall be deemed not to violate this covenant.

(c) Licensee agrees that no right or remedy of Licensee for any default of Licensor hereunder shall confer upon Licensee, any of Licensee’s Subsidiaries or any other Person claiming by or through Licensee, the right to use, or to make any claim of right to use, the CRbH Mark (either alone or in conjunction with any other word or words or in conjunction with any other logos, trademarks, trade names, service marks or the like), or the Domain Names in connection with the conduct of the Business or otherwise, except as otherwise expressly provided in this Agreement.

ARTICLE VII.

INDEMNIFICATION

7.1 Indemnification by Licensor. Licensor shall indemnify, defend and hold harmless Licensee and its Subsidiaries and their respective directors, officers, employees, equity holders, and agents against any actions, claims, damages, losses, assertions, liabilities or expenses (including reasonable attorneys’ fees) of any kind or nature whatsoever, whether now existing or hereafter asserted, arising or resulting from or related to (i) any material breach of this Agreement by Licensor or (ii) any claim by a third party that the use of the CRbH Mark or the Domain Names by Licensee or any of Licensee’s Subsidiaries following the Effective Date as permitted by this Agreement violates any claim of right or ownership of any third party (so long as such third party claim would not give rise to a claim by Buyers (or their permitted assigns) under the Purchase Agreement for breach of CRM LP’s representations and warranties thereunder).

7.2 Indemnification by Licensee. Licensee shall, and shall cause each of its Subsidiaries using the CRbH Mark and/or the Domain Names hereunder to, indemnify, defend and hold harmless Licensor and its Subsidiaries and their respective directors, officers, employees, equity holders, agents and assigns against any actions, claims, damages, losses, assertions, liabilities or expenses (including reasonable attorneys’ fees) of any kind or nature whatsoever, whether now existing or hereafter asserted, arising or resulting from or related to, (i) any material breach of this Agreement by Licensee or its Subsidiaries, (ii) the use of the CRbH Mark or the Domain Names by Licensee and its Subsidiaries in a manner other than as permitted by this Agreement or (iii) the conduct of the Business by Licensee or its Subsidiaries, regardless of whether the same involves injury or death of persons, damage to property, or the negligence or willful misconduct of the Licensee or its officers, employees, agents, representatives, contractors or any other Person.

ARTICLE VIII.

ARBITRATION

8.1 Arbitration.

(a) Except as otherwise specifically provided in this Agreement, any and all disputes, controversies or claims arising out of, relating to or in connection with this Agreement, including any dispute regarding its arbitrability, validity or termination, or the performance or breach thereof, shall be exclusively and finally settled by arbitration administered by the AAA. Any Party may initiate arbitration by notice to the all other Parties (a “Request for Arbitration”). The arbitration shall be conducted in accordance with the AAA rules governing commercial arbitration in effect at the time of the arbitration, except as they may be modified by the provisions of this Agreement. The place of arbitration shall be Chicago, Illinois. The arbitration shall be conducted by a single arbitrator appointed by Licensee from a list of at least five (5) individuals who are independent and qualified to serve as an arbitrator submitted by Licensor to Licensee within fifteen (15) days after delivery of the Request for Arbitration. Licensee will make its appointment within ten (10) days after it receives the list of qualified individuals from Licensor. In the event Licensor fails to send a list of at least five (5) qualified individuals to serve as arbitrator to Licensee within such fifteen-day time period, then Licensee shall appoint such arbitrator within twenty-five (25) days from the Request for Arbitration. In the event Licensee fails to appoint a person to serve as arbitrator from the list of at least five (5) qualified individuals within ten (10) days after its receipt of such list from Licensor, Licensor shall appoint one of the individuals from such list to serve as arbitrator within five (5) days after the expiration of such ten (10) day period. Any individual will be qualified to serve as an arbitrator if he or she has (i) no material business relationship, directly or indirectly, with any of the Parties and (ii) at least ten (10) years of experience in the practice of law with experience in intellectual property matters. The arbitration hearing shall commence within thirty (30) days after the appointment of the arbitrator; the arbitration hearing shall be completed within sixty (60) days of commencement; and the arbitrator’s award shall be made within thirty (30) days following such completion. The Parties may agree to extend the time limits specified in the foregoing sentence.

(b) The arbitrator will apply the substantive law (and the law of remedies, if applicable) of the State of Illinois without giving effect to the principles of conflicts of law, and will be without power to apply any different substantive law. The arbitrator will render an award and a written opinion in support thereof. Such award shall include the costs related to the arbitration and reasonable attorneys’ fees and expenses to the prevailing Party. The arbitrator also has the authority to grant provisional remedies, including injunctive relief, and to award specific performance. The arbitrator may entertain a motion to dismiss and/or a motion for summary judgment by any Party, applying the standards governing such motions under the Federal Rules of Civil Procedure, and may rule upon any claim or counterclaim, or any portion thereof (a “Claim”), without holding an evidentiary hearing, if, after affording the Parties an opportunity to present written submissions and documentary evidence, the arbitrator concludes that there is no material issue of fact and that the Claim may be determined as a matter of law. The Parties waive, to the fullest extent permitted by law, any rights to appeal, or to review of, any arbitrator’s award by any court. The arbitrator’s award shall be final and binding, and judgment on the award may be entered in any court of competent jurisdiction, including the courts of Cook County, Illinois. Each Party to this Agreement irrevocably submits to the non-exclusive jurisdiction of and venue in the courts of the State of Illinois and of the United States sitting in Chicago, Illinois in connection with any such proceeding, and waives any objection based on forum non conveniens. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES SUCH PARTY’S RIGHT TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION TO ENFORCE AN ARBITRATOR’S DECISION OR AWARD PURSUANT TO SECTION 8.1(a) OF THIS AGREEMENT.

(c) The Parties agree to maintain confidentiality as to all aspects of the arbitration, except (i) as may be required by applicable law, regulations or court order, (ii) as may be required to maintain or satisfy any suitability requirements for any license by any state, federal or other regulatory authority or body, including professional societies and organizations or (iii) for disclosure to a Party’s professional advisors who are made aware of the confidential nature of the arbitration; provided that nothing herein shall prevent a party from disclosing information regarding the arbitration for purposes of enforcing the award. The Parties further agree to obtain the arbitrator’s agreement to preserve the confidentiality of the arbitration.

8.2 Injunction. Following the Transition Period, nothing in this Agreement will prevent either Party from seeking injunctive relief against the other Party from any the arbitrator, competent court or other authority pending the resolution of a controversy or prior to commencement of a claim through arbitration.

ARTICLE IX.

MISCELLANEOUS

9.1 No Agency or Partnership Created. Licensee shall not be deemed to be an agent or partner of Licensor or any of its Subsidiaries as a result of, or in any transaction under or relating to, this Agreement and shall not make any warranty or representation to such effect, or incur any obligation on behalf of or in the name of Licensor or any of its Subsidiaries. Further, Licensor shall not be deemed to be an agent or partner of Licensee or any of its Subsidiaries as a result of, or in any transaction under or relating to, this Agreement and shall not make any warranty or representation to such effect, or incur any obligation on behalf of or in the name of Licensee or any of its Subsidiaries.

9.2 Amendment and Modification. This Agreement may be amended, modified or supplemented, only by a written agreement signed by each of the Parties hereto.

9.3 Waiver of Compliance; Consents. Any failure of Licensee, on the one hand, or Licensor, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by Licensor or Licensee, respectively, only by a written instrument signed by the Party or Parties granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

9.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by messenger or courier service or registered or certified mail (postage prepaid, return receipt requested), at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Licensor:

Hyatt Corporation

Hyatt Center

71 South Wacker Drive, 12th Floor

Chicago, Illinois 60606

Attention: General Counsel

If to Licensee:

Classic Residence Management Limited Partnership

Hyatt Center

71 South Wacker Drive, 9th Floor

Chicago, Illinois 60606

Attention: General Counsel

9.5 Assignment.

(a) Except as expressly permitted under Section 2.4, Licensee shall not transfer, assign, sell or otherwise convey any rights inuring to Licensee under this Agreement to any transferee, assignee, purchaser or other Person without the prior written consent of Licensor (which consent may be granted or withheld in Licensor’s sole discretion). Any permitted transferee, assignee or purchaser shall be required to assume, in writing, the obligations of Licensee hereunder, and shall continue to conduct the Business under and in accordance with the provisions of this Agreement.

(b) Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by Licensor without the prior written consent of Licensee, except that Licensor may assign any of Licensor’s rights or delegate any of Licensor’s obligations hereunder to an affiliate of Licensor; provided, however, that no such assignment or delegation shall relieve Licensor of its obligations hereunder.

9.6 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Illinois applicable to agreements made and to be performed entirely within such state, without regard to the choice of law principles thereof.

9.7 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery in .pdf format shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

9.8 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement. The Parties are sophisticated, represented by counsel and jointly have participated in the negotiation and drafting of this Agreement and there shall be no presumption or burden of proof favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

9.9 Entire Agreement. This Agreement (including any exhibits referred to herein), embodies the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties, or between any of them, with respect to the subject matter hereof.

9.10 No Third Party Beneficiary. Except as expressly provided herein, (a) nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties any rights or remedies of any nature whatsoever under or by reason of this Agreement or any provision of this Agreement, and (b) this Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the Parties and their respective successors and permitted assigns.

9.11 Severability. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by the arbitrator pursuant to Article VIII, it is the intent of the Parties that such arbitrator apply a rule of reasonableness and construe the provision in question so it will remain legally in effect to the maximum permissible extent. In the event such arbitrator determines it is unable to so construe such provision, then it is the intent of the Parties that such court should sever the invalid provision from this Agreement and the remainder of the Agreement will continue to be valid and enforceable to the maximum extent permitted by law.

9.12. Injunction. The Parties expressly acknowledge and agree that damages are an inadequate remedy at law for any breach of the terms and provisions contained in this Agreement, and that the damage to accrue from such a breach would cause irreparable harm. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof without the requirement of posting a bond. The foregoing shall be in addition to any other remedy to which the parties shall be entitled at law or in equity.

9.13 Construction. Common nouns and pronouns (including defined terms) shall be deemed to refer to the masculine, feminine, neuter, singular and plural, as the identity of the person, persons, or objects may in the context require.

9.14 Further Assurances. Each Party agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be reasonably necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement, and the transactions contemplated hereby.

9.15 Damages. In enforcing this Agreement, no Party shall be entitled to seek or be awarded punitive, loss of profit, incidental, special, exemplary or consequential damages (as opposed to direct or actual damages) in the event of a breach of this Agreement by the other Party.

Signature Page Follows.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

LICENSOR:

HYATT CORPORATION

By:	/s/ Mark S. Hoplamazian
	Name:	Mark S. Hoplamazian
	Title:	President and Chief Executive Officer

LICENSEE:

CC-DEVELOPMENT, INC.

By:	/s/ John Kevin Poorman
	Name:	John Kevin Poorman
	Title:	Vice Chairman

Solely for the purposes of Section 6.1(b) hereof:

GLOBAL HYATT CORPORATION

By:	/s/ Susan T. Smith
	Name:	Susan T. Smith
	Title:	General Counsel, Secretary

[signature page to License Agreement]

Exhibit 3.2

Trademark Usage Guidelines

(Attached)

CLASSIC RESIDENCE

BY

HYATT ®

BRAND STANDARDS MANUAL

January 2009

Version 08.10.06

CLASSIC RESIDENCE BY HYATT — LOGO & TAGLINE USAGE: Appropriate Usage A.1

The Classic Residence by Hyatt logo is the standard logo that should be used for all applications except as otherwise directed.

The Classic Residence by Hyatt logo together with the tagline "Luxury Senior Living" represents the Corporate Signature. The tagline "Luxury Senior Living" is a marketing statement that should be used whenever Classic Residence by Hyatt logo is promoted or advertised. The Classic Residence by Hyatt logo should be used alone whenever we are simply stating who we are. See the guidelines to the right to determine the correct usage for your situation.

NOTE: The Company reserves the right to make changes to colors, typeface or taglines. Such changes will be communicated through an update to this guide.

Absolute consistency is necessary for quick, clear recognition of the logo and for its legal protection. The registered mark symbol "®" is placed at the lower right-hand corner of the Classic Residence by Hyatt Logo next to the top of the "T" in Hyatt. The registered mark symbol must always be displayed as part of the logo.

Internal Communications:
Corporate Envelopes
Forms
Shipping Labels
Apparel
Promotional Items
Awards and Trophies
Employee Newsletter
Corporate Letterhead and Business Cards

CLASSIC RESIDENCE
BY
HYATT®

CLASSIC
RESIDENCE
BY
HYATT®

External Communications:
Marketing and Sales Collateral
Newspaper/Magazine Advertising
Direct Mail
Free Standing Inserts
Brochures
Web site
Permanent Signage
Temporary Construction Sign
Community Generated Advertising
Banners
Marketing Newsletters

CLASSIC RESIDENCE
BY
HYATT®
Luxury Senior Living

CLASSIC
RESIDENCE
BY
HYATT®
Luxury Senior Living

Version 08.10.06

CLASSIC RESIDENCE BY HYATT LOGO & TAGLINE USAGE: Appropriate Usage A.2

The tagline will be centered underneath the logo in upper/lowercase style using the font Optima Roman. The beginning of the tagline should align with middle of the "A" in Classic and end at the middle of the "N" in Residence. The numeric street address will appear on the sign.

CLASSIC RESIDENCE
BY
HYATT®
Luxury Senior Living

CLASSIC
RESIDENCE
BY
HYATT®
Luxury Senior Living

CLASSIC RESIDENCE
BY
HYATT®
Luxury Senior Living

CLASSIC
RESIDENCE
BY
HYATT®
Luxury Senior Living

CLASSIC RESIDENCE
BY
HYATT®
Luxury Senior Living

CLASSIC
RESIDENCE
BY
HYATT®
Luxury Senior Living

Version 08.10.06

CLASSIC RESIDENCE BY HYATT   LOGOS & COLOR USAGE: Classic Residence by Hyatt Logo   B.1

The Classic Residence by Hyatt logo is the standard logo that should be used for all applications unless otherwise directed.

Absolute consistency is necessary for quick, clear recognition of the logo and for its legal protection. The registered mark symbol "®" is placed at the lower right-hand corner of the Classic Residence by Hyatt Logo next to the top of the "T" in Hyatt. The registered mark symbol must always be displayed as part of the logo.

When reproducing the Classic Residence by Hyatt logo for specific applications such as newsprint and inexpensive promotional materials, the 1-color logo or grayscale logo should be used. The only other acceptable colors to use for the 1-color logo is PMS (Pantone®)* 280 blue or PMS 872 gold.

When printing, you must match the colors exactly to the specified Pantone® colors, or, if printing in 4-color process, you must use the CMYK percentages listed and detailed in Section C.1 of the Classic Residence by Hyatt Brand Standards Manual.

*Pantone® is a registered trademark of Pantone, Inc.

CLASSIC RESIDENCE BY HYATT®

CLASSIC RESIDENCE BY HYATT®

Full Color:
Blue (PMS 280)
Process: c100
m72
y0
k18

Gold (PMS 872)
Process: c30
m35
y85
k15

CLASSIC RESIDENCE BY HYATT®

CLASSIC RESIDENCE BY HYATT®

One Color:
100% Black

CLASSIC RESIDENCE BY HYATT®

CLASSIC RESIDENCE BY HYATT®

One Color:
100% PMS 280

Version 08.10.06

CLASSIC RESIDENCE BY HYATT LOGOS & COLOR USAGE: Engraved and Embossed Logos B.2

Classic Residence by Hyatt engraved logos are used for business cards (vice presidents and above), letterhead and personal letterhead.

Embossed logos may be applied to certain marketing materials such as invitations, special publications, direct mail pieces and brochures. Using these special logos requires the approval of a Vice President and/or Executive Director.

Absolute consistency is necessary for quick, clear recognition of the logo and for its legal protection.

The highly effective emboss combination shown here may be used with the Classic Residence by Hyatt mark. To feature the Hyatt name prominently and primarily as part of the logo, the logo elements have been separated from each other as much as possible. The Classic Residence by Hyatt emboss combination is preferred over any other emboss height combination. All objects in the logo, except the crescent, will be embossed the same height as the word "Hyatt."

"®"—Emboss
Hyatt Logo Type—Emboss
Crescent—Emboss slightly lower than Hyatt logo type

Version 08.10.06

CLASSIC RESIDENCE BY HYATT LOGOS & COLOR USAGE: Foil Stamped Logos B.3

Foil stamped logos may be applied to certain marketing materials such as invitations, special publications, direct mail pieces and brochures. They may also be applied to corporate materials, including brochures and resident agreement binders. Using these special logos requires the approval of a Vice President and/or Executive Director.

Absolute consistency is necessary for quick, clear recognition of the logo and for its legal protection.

One Color:
Gold Foil Crown 200

One Color:
Silver Foil Crown 100

Version 08.10.06

CLASSIC RESIDENCE BY HYATT

COLOR STANDARDS: Color Swatches and Sheets C.1

Accurate matching of the Classic Residence by Hyatt logos contributes significantly to the overall success of the Company's identity program.

Please use the appropriate coated or uncoated swatch for visual color matching.

For all applications on coated paper stock, use a coated color sample. For all applications on uncoated paper stock, use an uncoated color sample.

Always attach a color sample to your artwork and specify that the color be visually matched to the proper PMS color and/or the 4-color process equivalent. (To obtain samples, please contact the Marketing Department for the Company in Chicago).

The colors shown on this page and throughout the manual are not intended to match the Pantone Matching System.*

*Pantone® is a registered trademark of Pantone, Inc.

Pantone® 280 Blue
4-color process: Cyan=100, Magenta=72, Yellow=0, Black=18

Coated | Uncoated | 4-Color Process

Pantone® 872 Metallic Gold
4-color process: Cyan=30, Magenta=35, Yellow=85, Black=15

Coated | Uncoated | 4-Color Process

Version 08 10.06

CLASSIC RESIDENCE BY HYATT COLOR STANDARDS: Internet Colors C.2

Accurate matching of the Classic Residence by Hyatt logos contributes significantly to the overall success of the Company's identity program.

For online usage, please use the appropriate RGB colors equivalent to the PMS or 4-color process CMYK colors.

Pantone® 280 Blue
4-color process: Cyan=100, Magenta=72, Yellow=0, Black=18
Red=12, Green=37, Blue=119

PMS 280

4-Color Process

RGB Color

Pantone® 872 Metallic Gold
4-color process: Cyan=30, Magenta=35, Yellow=85, Black=15
Red=141, Green=110, Blue=38

PMS 872

4-Color Process

RGB Color

Pantone® 485 Red
4-color process: Cyan=0, Magenta=95, Yellow=100, Black=0
Red=255, Green=17, Blue=0

PMS 485

4-Color Process

RGB Color

Version 08 10 06

CLASSIC RESIDENCE BY HYATT COLOR STANDARDS: Positive Logo Usage C.3

White/Light-Colored Backgrounds

When printing a Classic Residence by Hyatt logo on a white background or light-colored stock paper, the positive logos should always be used as shown.

Version 08 10 06

CLASSIC RESIDENCE BY HYATT COLOR STANDARDS: Negative Logo Usage C.4

Dark/Black Backgrounds

When printing a Classic Residence by Hyatt logo on a dark/black background, a white reverse of the 1-color logo is acceptable to ensure the logo stands out from the background and provides sufficient impact.

When printing a Classic Residence by Hyatt logo on a dark/black background, a white/gold reverse of the 2-color logo is also acceptable to ensure the logo stands out from the background and provides sufficient impact.

Version 08.10.06

CLASSIC RESIDENCE BY HYATT LOCATION & GUIDELINES: Standard Logo D.1

Accurate placement of the elements included in the Classic Residence by Hyatt logo is essential.

The Classic Residence by Hyatt logo contains a distinct graphical element: a horizon crescent. The horizon crescent must always appear behind the word "Hyatt." The letters "Y, A, T" in the name Hyatt should always be visible in their entirety.

In use of the color logo, the gold horizon crescent is placed behind the word "Hyatt." The 1-color logo has the crescent placed behind the word "Hyatt" with a subtle "break" between the letters and the crescent.

The color logo should have the midline, the word "by" and the crescent in gold. The rest of the logo should be blue.

The midline should extend the length of 2.25 characters beyond the first and last letters in the words "Classic Residence."

Attached to the Classic Residence by Hyatt logo is the registered "®" mark, which must always be placed as shown.

CLASSIC RESIDENCE
BY
HYATT®

CLASSIC
RESIDENCE
BY
HYATT®

CLASSIC RESIDENCE
BY
HYATT®

CLASSIC
RESIDENCE
BY
HYATT®

Version 08.10.06

CLASSIC RESIDENCE BY HYATT LOCATION & GUIDELINES: Misrepresentation D.2

Acceptable usage:
The logo's standard proportions must be maintained at all times. To increase or decrease the size of the logo, the entire logo must be increased or decreased proportionally as one unit.

Acceptable usage:

Unacceptable usage:
Do not alter the logos in any way to fit a shape. The logo must never be stretched horizontally or elongated vertically.

Do not change colors of the logo.

Use the original one-line logo or the two-line logo based on the space provided.

Unacceptable Usage:

Version 08.10.06

CLASSIC RESIDENCE BY HYATT LOCATION & GUIDELINES: Site Specific Logo D.3

Accurate placement of the elements included in the Classic Residence by Hyatt logo is essential.

Site-specific logos must adhere to the standard logo design with the exception of the community name or location.

Community name:
When a site-specific community name is used, it is placed above the midline in the appropriate font (see Section D.1) with the words "A Classic Residence by" in the midline.

Community location:
When a community location is used, it is placed below the word "Hyatt" in the appropriate font (see Section D.1). The logo for communities developed or acquired after June 1, 2004, will be in this format unless otherwise directed.

TIDEPOINTE
A CLASSIC RESIDENCE BY
HYATT®

CLASSIC RESIDENCE
BY
HYATT®
AT THE GLEN

CLASSIC
RESIDENCE
BY
HYATT®
AT THE GLEN

CLASSIC RESIDENCE
BY
HYATT®
IN RENO

CLASSIC
RESIDENCE
BY
HYATT®
IN RENO

Version 08.10.06

CLASSIC RESIDENCE BY HYATT
TYPOGRAPHY: Primary and Secondary E.1

The Classic Residence by Hyatt Bodega Serif and Zapf Humanist typography, together with the visual element of the Hyatt typography, establishes the Classic Residence by Hyatt logo identity.

A standard family of typefaces has been chosen, creating a consistent and distinctive character for all Company communications.

When using the Classic Residence by Hyatt logo, typography should be complemented by the typefaces specified.

Primary Typography—Bodega Serif (Medium)
ABCDEFGHIJKLMNOPQRSTUVWXYZ
abcdefghijklmnopqrstuvwxyz

Secondary Typography—Zapf Humanist (Bold)
ABCDEFGHIJKLMNOPQRSTUVWXYZ
abcdefghijklmnopqrstuvwxyz

Tagline Typography—Optima
ABCDEFGHIJKLMNOPQRSTUVWXYZ
abcdefghijklmnopqrstuvwxyz

CLASSIC RESIDENCE — Bodega Serif (Medium)
BY — Zapf Humanist (Bold 85% Horiz. Scale)
HYATT ®
Luxury Senior Living — Optima (Regular)

CLASSIC RESIDENCE — Bodega Serif (Medium)
BY — Zapf Humanist (Bold 85% Horiz. Scale)
HYATT ®
IN HIGHLANDS RANCH — Zapf Humanist (Bold 85% Horiz. Scale)
Luxury Senior Living — Optima (Regular)

Version 08.10.06

CLASSIC RESIDENCE BY HYATT CLEAR SPACE & STAGING: Collateral Layout F.1

As the most important element of the Company's identity program, the Classic Residence by Hyatt logo should have an appropriate degree of prominence. In most applications, the greater the amount of space surrounding the logo, the more effective the visual impression.

Clear space should be allowed to isolate the logo from surrounding design and typographic elements.

All text should be in PMS 280 Blue.

Vice president positions and above should receive engraved business cards, letterhead and personal letterhead.

CLASSIC
RESIDENCE
HYATT

Letterhead 8.5" x 11"
Logo and text are placed .8125" from top and sides.
Web site is in 10 pt. Zapf Humanist, and info is in 9 pt Zapf Humanist.

Business Card 3.5" x 2"
Logo is placed .3125" from left side and .5" from top. Info is aligned 1.625" from left side and centered between top and bottom. Name is bold and in 10 pt. Zapf Humanist. Title is in 10 pt. Address and contact info are in 9 pt. Zapf Humanist.

Mailing Label 4" x 3.375"
Logo is placed .3125" from left side and top. Text is aligned 1.3125" from left side. A .5 pt. rule is placed 1.25" from top and is .3125" from left and right sides. Title is in bold 10 pt. Zapf Humanist, and info is in 9 pt. Zapf Humanist.

#10 Envelope 9.5" x 4.125"
Logo is placed .5" from left side and top. Text is aligned 2" from left side. Title is in bold 10 pt. Zapf Humanist, and info is in 9 pt. Zapf Humanist.

Version 08.10.06

CLASSIC RESIDENCE BY HYATT

CONSTRUCTION SIGNAGE: Logo Usage and Design G.1

The Classic Residence by Hyatt logo is the standard logo that should be used for all signage unless otherwise directed.

Absolute consistency is necessary for quick, clear recognition of the logo and for its legal protection. The registered mark symbol "®" is placed at the lower right-hand corner of the Classic Residence by Hyatt logo next to the top of the "T" in Hyatt. The registered mark symbol must always be displayed as part of the logo on the sign.

The horizontal white logo should be used for all horizontal sign designs. The vertical (stacked) white logo should be used for all vertical sign designs. The corporate logo will be used for all construction signs.

The appropriate colors of the Classic Residence by Hyatt logo as outlined in section C.1 should be used in every sign displaying the logo. Any other colors are unacceptable.

CLASSIC RESIDENCE
BY
HYATT ®
Luxury Senior Living
CALL (720) 747-1234

Example of horizontal sign design
8' by 6' sample sign size
Scale: 1/2"=1'

The logo, tagline (Luxury Senior Living), phone number, Hyatt disclaimer (Hyatt is a registered trademark of Hyatt Corporation) and EHO logo are mandatory for each construction sign. No other logos may appear on the sign (e.g., construction companies, lenders, etc.).

Version 08 10 06

CLASSIC RESIDENCE BY HYATT   PERMANENT SIGNAGE (Independent Living): Logo Usage   II.1

The Classic Residence by Hyatt logo is the standard logo that should be used for all signage applications except as otherwise directed.

Absolute consistency is necessary for quick, clear recognition of the logo and for its legal protection. The registered mark symbol "®" is placed at the lower right-hand corner of the Classic Residence by Hyatt logo next to the top of the "T" in Hyatt. The registered mark symbol must always be displayed as part of the logo on the sign.

The horizontal logo should be used for all horizontal sign designs. The vertical (stacked) logo should be used for all vertical sign designs.

The appropriate colors of the Classic Residence by Hyatt logo as outlined in section C.1 should be used in every sign application. Any other colors are unacceptable.

The tagline "Luxury Senior Living" must be included in the sign design and placed underneath the logo. The font will be Optima Roman style and will appear in PMS 280 or its equivalent.

CLASSIC RESIDENCE
BY
HYATT®
Luxury Senior Living

This logo should be used for horizontal sign designs.

CLASSIC
RESIDENCE
BY
HYATT®
Luxury Senior Living

This logo should be used for vertical sign designs.

Version 08 10 06

CLASSIC RESIDENCE BY HYATT
PERMANENT SIGNAGE (Independent Living): Horizontal Sign Logo II.2

The horizon crescent shape should be integrated into the sign to maintain brand consistency on a national level unless otherwise directed.

The logo and tagline should be centered in the designated area that is established by the particular city regulations.

For maximum legibility, the letters in "Classic Residence" (excluding initial caps) should be at least 8" in height. Based on that height, the letters in "Hyatt" (excluding the A) should be no less than 4" in height.

The tagline will be centered underneath the logo in upper/lowercase style using the font Optima Roman. The beginning of the tagline should align with middle of the "A" in Classic and end at the middle of the "N" in Residence. The numeric street address will appear on the sign.

The construction materials of the sign should be consistent with the architecture and materials of the building.

CLASSIC RESIDENCE
BY
HYATT®
Luxury Senior Living

Example of horizontal sign design with crescent shape
8' by 4' sample sign size
Scale: 1/2"=1'

8" letter height allows for a maximum readable distance of 350' and a readable distance for maximum impact of 80'.

4" letter height allows for a maximum readable distance of 150' and a readable distance for maximum impact of 40'.

Version 08 10 06

CLASSIC RESIDENCE BY HYATT PERMANENT SIGNAGE (Independent Living): Vertical Sign Logo Placement II.3

The horizon crescent shape should be integrated into the sign to maintain brand consistency on a national level unless otherwise directed.

The logo and tagline should be centered in the designated area that is established by the particular city's regulations.

For maximum legibility, the letters in "Classic Residence" (excluding initial caps) should be at least 8" in height. Based on that height, the letters in "Hyatt" (excluding the A) should be no less than 4" in height.

The tagline will be centered underneath the logo in upper/lowercase style using the font Optima Roman. The beginning of the tagline should start slightly inside the middle line and end slightly before the end of the middle line. The numeric street address will appear on the sign.

The construction materials of the sign should be consistent with the architecture and materials of the building.

CLASSIC
RESIDENCE
BY
HYATT®
Luxury Senior Living

Example of vertical sign design with crescent shape
5' by 5' sample sign size
Scale: 1/2"=1'

8" letter height allows for a maximum readable distance of 350' and a readable distance for maximum impact of 80'.

4" letter height allows for a maximum readable distance of 150' and a readable distance for maximum impact of 40'.

Version 08.10.06

CLASSIC RESIDENCE BY HYATT PERMANENT SIGNAGE (Independent Living): Unacceptable Usage II.4

The logo on the signage should not be used in the following ways:

CLASSIC RESIDENCE BY HYATT®
Luxury Senior Living

The logo should never be separated from its original form in any way to accommodate a sign shape.

CLASSIC
RESIDENCE
BY
HYATT®
Luxury Senior Living

A vertical logo should never be used on a horizontal sign shape. The tagline should not appear in a serif font, but only in Optima Roman upper- and lowercase.

CLASSIC RESIDENCE
BY
HYATT®
LUXURY SENIOR LIVING

The mid-line of the logo should never be shortened to accommodate a sign size. The tagline should not appear in all caps.

CLASSIC RESIDENCE
BY
HYATT®
Luxury Senior Living

A horizontal logo should never be used on a vertical sign shape.

Version 08.10.06

CLASSIC RESIDENCE BY HYATT PERMANENT SIGNAGE (Care Center): Logo Usage H.5

The Classic Residence by Hyatt logo is the standard logo that should be used for all signage applications unless otherwise directed.

Absolute consistency is necessary for quick, clear recognition of the logo and for its legal protection. The registered mark symbol "®" is placed at the lower right-hand corner of the Classic Residence by Hyatt logo next to the top of the "T" in Hyatt. The registered mark symbol must always be displayed as part of the logo on the sign.

The horizontal logo should be used for all horizontal sign designs. The vertical (stacked) logo should be used for all vertical sign designs.

The appropriate colors of the Classic Residence by Hyatt logo as outlined in section C.1 should be used in every sign application. Any other colors are unacceptable.

The descriptor "Care Center" must be included in the sign design and placed underneath the logo. The font will be Optima Roman style and will appear in PMS 280 or its equivalent.

CLASSIC RESIDENCE
BY
HYATT®
Care Center

This logo should be used for horizontal sign designs.

CLASSIC
RESIDENCE
BY
HYATT®
Care Center

This logo should be used for vertical sign designs.

Version 08.10.06

CLASSIC RESIDENCE BY HYATT PERMANENT SIGNAGE (Care Center): Horizontal Sign Logo Placement H.6

The horizon crescent shape should be integrated into the sign to maintain brand consistency on a national level unless otherwise directed.

The logo and descriptor "Care Center" should be centered in the designated area that is established by the particular city regulations.

For maximum legibility, the letters in "Classic Residence" (excluding initial caps) should be at least 8" in height. Based on that height, the letters in "Hyatt" (excluding the A) should be no less than 4" in height.

The descriptor "Care Center" will be centered underneath the logo in upper/lowercase style using the font Optima Roman. The beginning of the descriptor should extend half of a character just beyond the "H" in Hyatt and end just beyond the "T" in Hyatt. The numeric street address will appear on the sign.

The construction materials of the sign should be consistent with the architecture and materials of the building.

CLASSIC RESIDENCE
BY
HYATT ®
Care Center

Example of horizontal sign design with crescent shape
8' by 4' sample sign size
Scale: 1/2"=1'

8" letter height allows for a maximum readable distance of 350' and a readable distance for maximum impact of 80'.

4" letter height allows for a maximum readable distance of 150' and a readable distance for maximum impact of 40'.

Version 08.10.06

CLASSIC RESIDENCE BY HYATT

PERMANENT SIGNAGE (Care Center): Vertical Sign Logo Placement II.7

The horizon crescent shape should be integrated into the sign to maintain brand consistency on a national level unless otherwise directed.

The logo and descriptor "Care Center" should be centered in the designated area that is established by the particular city's regulations.

For maximum legibility, the letters in "Classic Residence" (excluding initial caps) should be at least 8" in height. Based on that height, the letters in "Hyatt" (excluding the A) should be no less than 4" in height.

The descriptor "Care Center" will be centered underneath the logo in upper/lowercase style using the font Optima Roman. The beginning of the descriptor should extend half of a character just beyond the "H" in Hyatt and end just beyond the "T" in Hyatt. The numeric street address will appear on the sign.

The construction materials of the sign should be consistent with the architecture and materials of the building.

CLASSIC
RESIDENCE
BY
HYATT ®
Care Center

Example of vertical sign design with crescent shape
5' by 5' sample sign size
Scale: 1/2"=1'

8" letter height allows for a maximum readable distance of 350' and a readable distance for maximum impact of 80'.

4" letter height allows for a maximum readable distance of 150' and a readable distance for maximum impact of 40'.

Version 08.10.06

CLASSIC RESIDENCE BY HYATT PERMANENT SIGNAGE (Care Center): Unacceptable Usage II.8

The logo and the descriptor "Care Center" should not be used in the following ways:

CLASSIC RESIDENCE BY HYATT®
Care Center

The logo should never be separated from its original form in any way to accommodate a sign shape.

CLASSIC
RESIDENCE
BY
HYATT®
CARE CENTER

A vertical logo should never be used on a horizontal sign shape. The descriptor should not appear in a serif font, but only in Optima Roman upper- and lowercase.

Care Center
CLASSIC RESIDENCE
BY
HYATT®

The mid-line of the logo should never be shortened to accommodate a sign size. The descriptor should not appear above the logo.

CLASSIC RESIDENCE
BY
HYATT®
Care Center

A horizontal logo should never be used on a vertical sign shape.

Version 08.10.06

CLASSIC RESIDENCE BY HYATT
DIRECTIONAL SIGNAGE: Usage I.1

The horizon crescent shape should be integrated into the sign to maintain brand consistency on a national level unless otherwise directed.

The construction materials of the sign should be consistent with the architecture and materials of the building.

The appropriate colors of the Classic Residence by Hyatt logo as outlined in section C.1 should be used in every sign application. Any other colors are unacceptable. The color of the letters and arrows should be PMS 280 blue, or an equivalent thereof.

The Classic Residence by Hyatt logo does not need to appear on the directional signage.

Care Center ►
◄ Parking
Deliveries ►

Version 06.10.06

CLASSIC RESIDENCE BY HYATT

BUS GRAPHICS: Logo Usage and Application J.1

The Classic Residence by Hyatt logo, with approved site location, should be used for each community bus. The midline, the word "BY" and the crescent are gold. The words "Classic Residence"; "Hyatt"; and the tagline, phone number and Web site are white.

Absolute consistency is necessary for quick, clear recognition of the logo and for its legal protection. The registered mark symbol "®" is placed at the lower right-hand corner of the Classic Residence by Hyatt logo next to the top of the "T" in Hyatt. The registered mark symbol must always be displayed as part of the logo.

The bus design should be applied as shown with the blue front, top and back, the gold horizon crescent over the rear wheel well on each side and the white under the crescent.

To maintain color consistency on a national level, the blue will be Ford SVT Blue Metallic #S1; and the gold will be Avery Gold Vinyl #A3713-M Bright Gold.

Side: The Classic Residence by Hyatt logo, with approved site location, will be used with tagline printed below the logo. The tagline is in Optima Roman upper/lowercase.

Front: The Classic Residence by Hyatt logo, with approved site location, will be centered in the area provided above the windshield.

Back: The Classic Residence by Hyatt logo, with approved site location, will be used with tagline printed below the logo. The community phone number will appear below the tagline in Optima Bold font with the Web site www.hyattclassic.com below that in Optima Roman.

Note: The distance between the logo and tagline should remain consistent on the side and back usage.

Version 08.10.06

CLASSIC RESIDENCE

BY

HYATT®

LOGO USAGE GUIDE

January 2009

Version 05.22.08

CLASSIC RESIDENCE BY HYATT LOGO USAGE: Introduction

Overview
As a leader in luxury senior living, Classic Residence by Hyatt has built a reputation for delivering an exceptional experience for our residents.

The Classic Residence by Hyatt logo is an important symbol of that reputation. It embodies all that we stand for, conveys the beliefs and principles upon which we operate and serves as our introduction in any forum.

This manual contains guidelines, rules and examples for upholding the brand standards of the Classic Residence by Hyatt logo.

Best Practice
Whenever you have cause to use the Classic Residence by Hyatt logo, the best practice is to go through the Creative Department at the corporate office. They can provide design assistance, manage the project with your vendor, and guarantee that it meets the proper standards. Simply call or e-mail the contacts below with your request.

Approval of Printer Proofs
If you do decide to manage a project on your own that uses the corporate logo, please include this guide with your order and note the following:

FROM THIS POINT FORWARD, ALL PRINTER PROOFS YOU RECEIVE FROM A VENDOR MUST GO TO THE CREATIVE DEPARTMENT FOR APPROVAL. Simply e-mail the proof to the addresses listed below and the creative department will get back to you within 24 hours. This will ensure that your vendor is adhering to the guidelines laid out in this guide.

Creative Department Contacts:
Brett Thomas, Creative Director 312-803-8602, bthomas@hyattclassic.com Chris Beukema, Graphic Design Manager, 312-803-8484, cbeukema@hyattclassic.com

Version 05.22.08

CLASSIC RESIDENCE BY HYATT

LOGO USAGE: Standard Logos A.1

The Classic Residence by Hyatt logo is the standard logo that should be used for all applications except as otherwise directed.

Absolute consistency is necessary for quick, clear recognition of the logo and for its legal protection. The registered mark symbol "®" is placed at the lower right-hand corner of the Classic Residence by Hyatt Logo next to the top of the "T" in Hyatt. The registered mark symbol must always be displayed as part of the logo.

When reproducing the Classic Residence by Hyatt logo for specific applications such as newsprint and inexpensive promotional materials, the 1-color logo or grayscale logo should be used. The only other acceptable colors to use for the 1-color logo is PMS (Pantone®)* 280 blue or PMS 872 gold.

When printing, you must match the colors exactly to the specified Pantone® colors, or, if printing in 4-color process, you must use the CMYK percentages listed and detailed in Section C.1 of the Classic Residence by Hyatt Brand Standards Manual.

*Pantone® is a registered trademark of Pantone, Inc.

CLASSIC RESIDENCE BY HYATT®

CLASSIC RESIDENCE BY HYATT®

Full Color:
Blue (PMS 280)
Process: c100
m72
y0
k18

Gold (PMS 872)
Process: c30
m35
y85
k15

CLASSIC RESIDENCE BY HYATT®

CLASSIC RESIDENCE BY HYATT®

One Color:
100% Black

CLASSIC RESIDENCE BY HYATT®

CLASSIC RESIDENCE BY HYATT®

One Color:
100% PMS 280

Version 05.22.08

CLASSIC RESIDENCE BY HYATT LOGOS USAGE: Other Acceptable Logos B.1

Foil stamped logos may be applied to certain marketing materials such as invitations, special publications, direct mail pieces and brochures. They may also be applied to corporate materials, including brochures and resident agreement binders. Using these special logos requires the approval of a Vice President and/or Executive Director.

Absolute consistency is necessary for quick, clear recognition of the logo and for its legal protection.

CLASSIC RESIDENCE BY HYATT®

CLASSIC RESIDENCE BY HYATT®

One Color:
Gold Foil Crown 200

CLASSIC RESIDENCE BY HYATT®

CLASSIC RESIDENCE BY HYATT®

One Color:
Silver Foil Crown 100

Version 05.22.08

CLASSIC RESIDENCE BY HYATT LOCATION USAGE: Location and Guidelines C.1

Accurate placement of the elements included in the Classic Residence by Hyatt logo is essential.

The Classic Residence by Hyatt logo contains a distinct graphical element: a horizon crescent. The horizon crescent must always appear behind the word "Hyatt." The letters "Y, A, T" in the name Hyatt should always be visible in their entirety.

In use of the color logo, the gold horizon crescent is placed behind the word "Hyatt." The 1-color logo has the crescent placed behind the word "Hyatt" with a subtle "break" between the letters and the crescent.

The color logo should have the midline, the word "by" and the crescent in gold. The rest of the logo should be blue.

The midline should extend the length of 2.25 characters beyond the first and last letters in the words "Classic Residence."

Attached to the Classic Residence by Hyatt logo is the registered "®" mark, which must always be placed as shown.

Version 05 22 08

CLASSIC RESIDENCE BY HYATT LOCATION USAGE: Typography D.1

The Classic Residence by Hyatt Bodega Serif and Zapf Humanist typography, together with the visual element of the Hyatt typography, establishes the Classic Residence by Hyatt logo identity.

A standard family of typefaces has been chosen, creating a consistent and distinctive character for all Classic Residence by Hyatt communications.

When using the Classic Residence by Hyatt logo, typography should be complemented by the typefaces specified.

Primary Typography—Bodega Serif (Medium)
ABCDEFGHIJKLMNOPQRSTUVWXYZ
abcdefghijklmnopqrstuvwxyz

Secondary Typography—Zapf Humanist (Bold)
ABCDEFGHIJKLMNOPQRSTUVWXYZ
abcdefghijklmnopqrstuvwxyz

CLASSIC RESIDENCE — Bodega Serif (Medium)
BY — Zapf Humanist (Bold 85% Horiz. Scale)
HYATT®

CLASSIC RESIDENCE — Bodega Serif (Medium)
BY — Zapf Humanist (Bold 85% Horiz. Scale)
HYATT®
IN HIGHLANDS RANCH — Zapf Humanist (Bold 85% Horiz. Scale)

Version 05 22 08

CLASSIC RESIDENCE BY HYATT LOGO USAGE: Color Standards E.1

Accurate matching of the Classic Residence by Hyatt logos contributes significantly to the overall success of the Company's identity program.

Pantone® 280 Blue
4-color process: Cyan=100, Magenta=72, Yellow=0, Black=18

Coated Uncoated 4-Color Process

Pantone® 872 Metallic Gold
4-color process: Cyan=30, Magenta=35, Yellow=85, Black=15

Coated Uncoated 4-Color Process

Version 05 22 08

CLASSIC RESIDENCE BY HYATT LOGO USAGE: Logos on Light Backgrounds E.1

White/Light-Colored Backgrounds
When printing a Classic Residence by Hyatt logo on a white background or light-colored stock paper, the positive logos should always be used as shown.

Version 05 22 08

CLASSIC RESIDENCE BY HYATT LOGO USAGE: Logos on Dark Backgrounds G.1

Dark/Black Backgrounds
When printing a Classic Residence by Hyatt logo on a dark/black background, a white reverse of the 1-color logo is acceptable to ensure the logo stands out from the background and provides sufficient impact.

When printing a Classic Residence by Hyatt logo on a dark/black background, a white/gold reverse of the 2-color logo is also acceptable to ensure the logo stands out from the background and provides sufficient impact.

Version 05 22 08

CLASSIC RESIDENCE BY HYATT | LOGO USAGE: Misrepresentation | II.1

Acceptable usage:
The logo's standard proportions must be maintained at all times. To increase or decrease the size of the logo, the entire logo must be increased or decreased proportionally as one unit.

NOTE: To maintain proportion while resizing the logo, hold down "shift" and drag one of the corners of the picture box to the desired size.

NOTE: The Company reserves the right to change color, typeface and tag line standards. Such changes will be communicated through an update to this guide.

Acceptable usage:

CLASSIC RESIDENCE
BY
HYATT®

CLASSIC
RESIDENCE
BY
HYATT®

Unacceptable usage:
Do not alter the logos in any way to fit a shape. The logo must never be stretched horizontally or elongated vertically.

Do not change colors of the logo.

Unacceptable Usage:

CLASSIC RESIDENCE
BY
HYATT®

CLASSIC
RESIDENCE
BY
HYATT®

CLASSIC
RESIDENCE
BY
HYATT®

CLASSIC RESIDENCE
BY
HYATT®

CLASSIC
RESIDENCE
BY
HYATT®

Version 05.22.08

CLASSIC RESIDENCE BY HYATT LOGO USAGE: Site Specific Logo 1.1

Accurate placement of the elements included in the Classic Residence by Hyatt logo is essential.

Site-specific logos must adhere to the standard logo design with the exception of the community name or location unless otherwise directed. On all internal operation uniforms, forms, etc., the standard Classic Residence by Hyatt logo must be used unless otherwise directed.

Community name:
When a site-specific community name is used, it is placed above the midline in the appropriate font (see Section D.1) with the words "A Classic Residence by" in the midline.

Community location:
When a community location is used, it is placed below the word "Hyatt" in the appropriate font (see Section D.1). The logo for communities developed or acquired after June 1, 2004, will be in this format unless otherwise directed.

TIDEPOINTE
A CLASSIC RESIDENCE BY
HYATT®

CLASSIC RESIDENCE
BY
HYATT®
AT THE GLEN

CLASSIC
RESIDENCE
BY
HYATT®
AT THE GLEN

CLASSIC RESIDENCE
BY
HYATT®
IN RENO

CLASSIC
RESIDENCE
BY
HYATT®
IN RENO

Version 05 22 08